FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

PRO FINANCIL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-141191	20-4625845
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

536 North Monroe Street
  Tallahassee, Florida 32301
(Address of principal executive offices)

Registrant’s telephone number, including area code: (850) 383-8017

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Press Release announcing the opening of Pro Financial’s wholly owned subsidiary ProBank.

Date: September 5, 2007
Pro Financial Holdings, Inc.
(Registrant)
	By:	/s/ B. Bryan Robinson
B. Bryan Robinson
President and Chief Executive Officer (850) 383-8107